UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2008

NIC INC.
(Exact name of registrant as specified in its charter)

Colorado	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive office) (Zip Code)

(877) 234-3468
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2008, NIC Inc. issued a press release announcing second quarter 2008 earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

ITEM 7.01     REGULATION FD DISCLOSURE

On July 30, 2008, NIC Inc. issued a press release announcing second quarter 2008 earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC Inc. will host a conference call, which will also be available by webcast, to discuss the earnings information at 4:30 p.m. EST on July 30, 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99 - Press release issued by NIC Inc. dated July 30, 2008, announcing second quarter 2008 earnings information, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date:	July 30, 2008	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer